FIRST AMENDMENT TO THE ALION SCIENCE AND TECHNOLOGY
CORPORATION DIRECTOR DEFERRED COMPENSATION PLAN

WHEREAS, Alion Science and Technology Corporation (“Alion”) adopted the Alion Science and Technology Corporation Director Deferred Compensation Plan (the “Plan”), effective January 1, 2003; and

WHEREAS, the Board of Directors of Alion desires to amend the Plan to allow Plan participants to defer all of their Directors Fees;

NOW, THEREFORE, pursuant to the powers reserved in Section 8.2 of the Plan, the plan is hereby amended, effective May 13, 2003, as follows:

The “Minimum Amount” of “Annual Directors’ Fees” that may be deferred under the table in Section 3.1(a) be, and it hereby is, amended to read “0% to 100%, in 1% increments”.

Except as amended by this instrument, the Plan, as previously stated, shall remain in full force and effect.

IN WITNESS WHEREOF, Alion has caused this instrument to be executed as of this 1st day of July, 2003, but effective as of May 13, 2003.

ALION SCIENCE AND TECHNOLOGY CORPORATION

BY:	/s/ Bahman Atefi

Chief Executive Officer